For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                  Robert Solomon
                                                                  (212)-843-8050
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR
Second Quarter Fiscal Preliminary Unaudited Earnings Release
Wichita, Kansas                                                    July 13, 2005

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary unaudited operating results for the twelve week second quarter ended
June 14, 2005.

Income from continuing operations for the second quarter increased to $5,339,000 or $.26 per  share  ($.24  diluted)  from  $5,270,000  or $.25 per  share  ($.22 diluted) in the prior year.  Year-to-date income from continuing  operations was
$16,327,000  or $.80 per share ($.73  diluted) up from  $16,206,000  or $.77 per share ($.68 diluted) last year.

Included in income from  continuing  operations for the second quarter of fiscal
2005 and 2004 was non-cash stock  compensation  expense (credit) of $949,000 and
$(114,000),  respectively,  which net of applicable income taxes, had the effect of increasing (decreasing) net income by ($636,000) and $176,000,  respectively.
The year-to-date net effect of non-cash stock compensation  decreased net income
$1,156,000 in 2005 and $344,000 in 2004.

For the second  quarter,  revenue from continuing  operations  decreased 1.3% to
$153,581,000 from $155,529,000 in the prior year and year-to-date  revenues from continuing operations increased .9% to $318,935,000 from $316,126,000 last year.

Net  income  for the  second  quarter  was  $5,257,000  or $.26 per share  ($.24 diluted)  compared to  $5,261,000  or $.25 per share ($.22  diluted)  last year.
Year-to-date  net  income  was  $16,165,000  or $.80 per  share  ($.73  diluted)
compared to net income of $16,263,000 or $.77 per share ($.68 diluted) in 2004.

Second quarter comparable store sales growth (decline) by concept was (3.3%) for
domestic  Lone  Star  Steakhouse  &  Saloon  restaurants,   .4%  for  Sullivan's
Steakhouse  restaurants,   6.1%  for  Del  Frisco's  Double  Eagle  Steak  House
restaurants and 5.7% for Texas Land & Cattle Steak House  restaurants,  bringing year-to-date  comparable store sales growth (decline) to (3.1%),  1.4%, 8.5% and

5.2%,  respectively.  Comparable store sales for the Company declined (1.2%) for the second quarter.

One new Lone Star  restaurant  was opened in Dundee,  Michigan on April 4, 2005.
There are currently one remodel and eight new  restaurants  in various stages of construction.  The  Company  is  actively  pursuing  new  sites  for  all of its concepts, with several additional sites identified and in negotiation.

During the second  quarter,  the  Company did not  repurchase  any shares of its
common  stock.  The  current  repurchase   authorization  has  2,026,000  shares
remaining.

As previously  announced on June 30, 2005,  the Board of Directors  declared the
Company's  quarterly  cash dividend of $.195 per share.  The dividend is payable
July 25, 2005 to shareholders of record on July 11, 2005.

For interested parties, there will be a conference call with management at 10:00
AM Central  Time on  Thursday,  July 14,  2005 to discuss  this  second  quarter earnings release. The call in number is (719)-457-2635 and the confirmation code is 1616845. A recorded replay of the conference call will be available from 1:00
PM Central Time on July 14, 2005 thru midnight July 27, 2005. The replay call in number is  (719)-457-0820  and the confirmation  code is 1616845.  A listen only connection to the conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone  Star  owns  and  operates  251  domestic  Lone  Star  Steakhouse  & Saloon restaurants;  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle  Steak  House   restaurants  and  20  Texas  Land  &  Cattle  Steak  House restaurants.  Licensees operate three domestic and thirteen  international  Lone
Star  restaurants,  and one  domestic  Del  Frisco's  Double  Eagle  Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                       LONE STAR STEAKHOUSE & SALOON, INC.
   UNAUDITED SUMMARY FINANCIAL DATA FOR THE SECOND QUARTER OF FISCAL YEAR 2005
                  ( IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS )

                                                     Jun. 14               Dec. 28
                                                       2005                  2004
                                                       ----                  ----
Current Assets:
    Cash, Cash Equivalents and S-t Investments      $     73,533          $     72,015
    Other Current Assets                                  40,010                41,059
                                                    ------------          ------------
Total Current Assets                                     113,543               113,074
Property and Equipment, Net                              328,444               321,250
                                                    ------------          ------------
Intangibles and Other Assets                              65,558                63,968
                                                    $    507,545          $    498,292
                                                    ============          ============
Current Liabilities                                 $     69,013          $     73,752
Noncurrent Liabilities                                    33,604                31,759
                                                    ------------          ------------
Stockholders' Equity                                     404,928               392,781
                                                    $    507,545          $    498,292
                                                    ============          ============

                       LONE STAR STEAKHOUSE & SALOON, INC.
   UNAUDITED SUMMARY FINANCIAL DATA FOR THE SECOND QUARTER OF FISCAL YEAR 2005
                  ( IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS )

                                                           For the Twelve Weeks Ended
                                                   ------------------------------------------
                                                       June 14, 2005          June 15, 2004
                                                   --------------------  --------------------
                                                        $           %        $           %
                                                   ---------      -----  ---------    ------
Net Sales                                          $ 153,581             $ 155,529
Costs and Expenses:
    Costs of Sales                                    54,931       35.8     57,828      37.2
    Restaurant Operating Expenses                     74,277       48.3     74,228      47.7
    Depreciation and Amortization                      4,444        2.9      4,710       3.0
                                                   ---------      -----  ---------    ------
       Restaurant Costs and Expenses                 133,652       87.0    136,766      87.9
General and Administrative Expenses                   10,884        7.1     10,624       6.8
Non-cash Stock-based Compensation                        949        0.6       (114)     (0.1)
                                                   ---------      -----  ---------    ------
Income From Operations                                 8,096        5.3      8,253       5.4
Other (Expense) Income                                    55        0.0       (421)     (0.3)
                                                   ---------      -----  ---------    ------
Income - Continuing - Before Income Taxes              8,151        5.3      7,832       5.1
Provision for Income Taxes                             2,812        1.8      2,562       1.7
                                                   ---------      -----  ---------    ------
Income - Continuing Operations                         5,339        3.5      5,270       3.4
Loss From Discontinued Operations - Net of Tax           (82)      (0.1)        (9)     (0.0)
                                                   ---------      -----  ---------    ------
Net Income                                         $   5,257        3.4  $   5,261       3.4
                                                   =========      =====  =========    ======

Basic Income Per Share:
    Continuing Operations                          $    0.26             $    0.25
    Discontinued Operations                               -                     -
                                                   ---------      -----  ---------    ------
Basic Income Per Share                             $    0.26             $    0.25
                                                   =========      =====  =========    ======

Diluted Income Per Share:
    Continuing Operations                          $    0.24             $    0.22
    Discontinued Operations                               -                     -
                                                   ---------      -----  ---------    ------
Diluted Income Per Share                           $    0.24             $    0.22
                                                   =========      =====  =========    ======
Average Shares Outstanding - Basic                    20,370                21,264
Average Shares Outstanding - Diluted                  22,255                24,021

Continuing Restaurants Included At End of Period         292                   291

Comparable Sales Growth (Decline)                       (1.2)%                 2.5%

                       LONE STAR STEAKHOUSE & SALOON, INC.
   UNAUDITED SUMMARY FINANCIAL DATA FOR THE SECOND QUARTER OF FISCAL YEAR 2005
                  ( IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS )

                                                               For the 24 Weeks Ended
                                                   ------------------------------------------
                                                       June 14, 2005          June 15, 2004
                                                   --------------------  --------------------
                                                        $           %        $           %
                                                   ---------      -----  ---------    ------

Net Sales                                            318,935             $ 316,126
Costs and Expenses:
    Costs of Sales                                   111,016       34.8    113,781      36.0
    Restaurant Operating Expenses                    150,690       47.2    147,212      46.6
    Depreciation and Amortization                      8,840        2.8      9,332       2.9
                                                   ---------      -----  ---------    ------
       Restaurant Costs and Expenses                 270,546       84.8    270,325      85.5
General and Administrative Expenses                   22,337        7.0     20,921       6.6
Non-cash Stock-based Compensation                      1,642        0.5        795       0.3
                                                   ---------      -----  ---------    ------
Income From Operations                                24,410        7.7     24,085       7.6
Other (Expense) Income                                   201       (0.0)        27       0.0
                                                   ---------      -----  ---------    ------
Income - Continuing - Before Income Taxes             24,611        7.7     24,112       7.6
Provision for Income Taxes                             8,284        2.6      7,906       2.5
                                                   ---------      -----  ---------    ------
Income - Continuing Operations                        16,327        5.1     16,206       5.1
Loss From Discontinued Operations - Net of Tax          (162)       0.0         57       0.0
                                                   ---------      -----  ---------    ------
Net Income                                            16,165        5.1  $  16,263       5.1
                                                   =========      =====  =========    ======
Basic Income Per Share:
    Continuing Operations                               0.80             $    0.77
    Discontinued Operations                               -                     -
                                                   ---------      -----  ---------    ------
Basic Income Per Share                                  0.80             $    0.77
                                                   =========      =====  =========    ======

Diluted Income Per Share:
    Continuing Operations                               0.73             $    0.68
    Discontinued Operations                               -                     -
                                                   ---------      -----  ---------    ------
Diluted Income Per Share                                0.73             $    0.68
                                                   =========      =====  =========    ======
Average Shares Outstanding - Basic                    20,333                21,110

Average Shares Outstanding - Diluted                  22,234                23,764

Continuing Restaurants Included at End of Period         292                   291

Comparable Sales Growth (Decline)                       (1.0)%                 5.4%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                   (Unaudited)
                             (dollars in thousands)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts,  to  measure  operating  performance.  We  believe  that  EBITDA  from continuing  operations and adjusted EBITDA from continuing operations are useful supplements  to net  income and other  income  statement  data in  understanding income from operations that best reflects our operating performance.

When evaluating EBITDA from continuing operations and adjusted EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing trends in EBITDA from continuing operations and adjusted EBITDA from continuing operations. However, these measures should not be construed as alternatives to operating income (as an indicator of operating performance) or cash provided by operating activities (as a measure of liquidity) as determined in accordance with GAAP. All companies do not calculate adjusted EBITDA from continuing operations in the same manner. Accordingly, the adjusted EBITDA from continuing operations measures presented below may not be comparable to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the
United States of America.

                                                               For the 12 Weeks Ended                 For the 24 Weeks Ended
                                                             ------------------------------        ------------------------------
                                                             June 14, 2005    June 15, 2004        June 14, 2005    June 15, 2004
                                                             -------------    -------------        -------------    -------------
Income From Continuing Operations                               $  5,339          $  5,270           $ 16,327          $ 16,206
  Adjustments:
    Interest Expense, Net                                            -                 -                  -                 -
    Income Tax Expense                                             2,812             2,562              8,284             7,906
    Depreciation and Amortization                                  5,154             5,334             10,205            10,596
                                                             -------------    -------------        -------------    -------------
Ebitda From Continuing Operations                               $ 13,305          $ 13,166           $ 34,816          $ 34,708
                                                             -------------    -------------        -------------    -------------
  Adjustments:
    Non-cash Stock Based Compensation                                949              (114)             1,642               795
                                                             -------------    -------------        -------------    -------------
Adjusted Ebitda From Continuing Operations                      $ 14,254          $ 13,052           $ 36,458          $ 35,503
                                                             =============    =============        =============    =============